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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) July 22, 2004
                                                          -------------

                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                 000-22194                    36-2815480
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

233 South Wacker Drive, Chicago, Illinois                       60606
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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         ITEM 5: OTHER EVENTS.

         On July 22, 2004, SPSS Inc. ("SPSS") issued the press release attached as Exhibit 99.3 to this Form 8-K. The attached press release is incorporated herein by reference.

         ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.
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                 99.3 SPSS Inc. Press Release, dated July 22, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.

                                       By: /s/ Edward Hamburg
                                           ------------------------------------
                                           Edward Hamburg,
                                           Executive Vice President, Corporation
                                           Operations, Chief Financial Officer
                                           and Secretary
         Dated: July 23, 2004








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